UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): November 8, 2018

SINO AGRO FOOD, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54191	33-1219070
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 3801, Block A, China Shine Plaza No. 9 Lin He Xi Road Tianhe District Guangzhou City, P.R.C.	510610
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 20 22057860

Copies to:

Sichenzia Ross Ference LLP

1185 Avenue of the Americas, 37th Floor Floor

New York, NY 10036

Attn. Marc Ross, Esq.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01	REGULATION FD DISCLOSURE.

On October 5, 2018, Tri-way Industries limited (“TRW”), a Hong Kong company in which Sino Agro Food, Inc. (the “Company”) owns a minority interest, inadvertently issued a press release regarding a proposed distribution (the “Distribution”) of its shares to the Company’s shareholders (the “First Release”). A copy of the First Release is attached hereto as Exhibit 99.1.

On January 13, 2016, securities representing beneficial interests in the shares of common stock on the Company, referred to as VPS Shares, began to be traded on the Oslo Børs’ Merkur Market (the “Oslo Market”) under the symbol “SIAF-ME.” The Company’s common stock trades on the OTC QX under the symbol “SIAF.” As required by the rules of the Oslo Market, on October 8, 2018, the Company issued an announcement through the Oslo Market (the “Second Release”) summarizing the contents of the First Release. A copy of the Second Release is attached hereto as Exhibit 99.2. The Second Release included the First Release as an attachment thereto.

On October 30, 2018, the Company issued another announcement regarding the purported Distribution through the Oslo Market (the “Third Release”). A copy of the Third Release is attached hereto as Exhibit 99.3.

On November 7, 2018, having been made aware that the Distribution could not proceed as originally planned, TRW prepared a press release to be issued modifying its original plans regarding the Distribution and withdrew the related record date (the “Fourth Release”). A copy of the Fourth Release is attached hereto as Exhibit 99.4.

On November 7, 2018, the Company again issued an announcement through the Oslo Market, which referred to the Fourth Release as an attachment thereto (the “Fifth Release”). A copy of the Fifth Release is attached hereto as Exhibit 99.5. While TRW intended to issue the Fourth Release prior to the announcement of the Fifth Release, the Fourth Release was not in fact published until later on November 7, 2018.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

The information in this Current Report on Form 8-K furnished pursuant to Items 7.01 and 9.01 shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. This information shall not be incorporated by reference into any registration statement pursuant to the Securities Act. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Text of press release issued by TRW on October 5, 2018.
99.2	Text of announcement issued by the Company on October 8, 2018.
99.3	Text of announcement issued by the Company on October 30, 2018.
99.4	Text of press release issued by TRW on November 7, 2018.
99.5	Text of announcement issued by the Company on November 7, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINO AGRO FOOD, INC.

Date:	November 8, 2018	By:	/s/ SOLOMON LEE
Solomon Lee
Chief Executive Officer